Exhibit 99.2

Equity Commonwealth
Supplemental Operating
and Financial Data

Fourth Quarter 2017

Corporate Headquarters	Investor Relations
Two North Riverside Plaza	Sarah Byrnes
Suite 2100	(312) 646-2801
Chicago, IL 60606	ir@eqcre.com
(312) 646-2800	www.eqcre.com

TABLE OF CONTENTS

Corporate Information
Company Profile and Investor Information	3

Financial Information
Key Financial Data	4
Condensed Consolidated Balance Sheets	5
Additional Balance Sheet Information	6
Condensed Consolidated Statements of Operations	7
Calculation of Same Property Net Operating Income (NOI) and Same Property Cash Basis NOI	8
Same Property Results of Operations	9
Calculation of EBITDA and Adjusted EBITDA	10
Calculation of Funds From Operations (FFO) and Normalized FFO	11
Debt Summary	12
Debt Maturity Schedule	13
Leverage Ratios, Coverage Ratios and Public Debt Covenants	14
Acquisitions and Dispositions	15

Portfolio Information
Top Properties by Annualized Rental Revenue	16
Leasing Summary	17
Same Property Leasing Summary	18
Capital Summary - Expenditures & Leasing Commitments	19
Tenants Representing 1.5% or More of Annualized Rental Revenue	20
Same Property Lease Expiration Schedule	21
Property Detail	22
Disposed Property Detail	23

Additional Support
Common & Potential Common Shares	24
Definitions	25

Forward-Looking Statements

Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Any forward-looking statements contained in this presentation are intended to be made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations and anticipated market conditions are forward-looking statements. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the sections entitled “Risk Factors” in our most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.

Regulation FD Disclosures

We intend to use any of the following to comply with our disclosure obligations under Regulation FD: press releases, SEC filings, public conference calls, or our website. We routinely post important information on our website at www.eqcre.com, including information that may be deemed to be material. We encourage investors and others interested in the company to monitor these distribution channels for material disclosures.

COMPANY PROFILE AND INVESTOR INFORMATION

Equity Commonwealth (NYSE: EQC) is an internally managed and self-advised real estate investment trust (REIT) with commercial office properties throughout the United States.

Same Property Statistics
No. of		%	%
Properties	Sq. Feet	Leased	Commenced
16	8,706	91.9%	89.2%

Senior Unsecured Debt Ratings	NYSE Trading Symbols
Moody's: Baa2	Common Stock: EQC
Standard & Poor's: BBB-	Preferred Stock Series D: EQCPD
5.75% Senior Notes due 2042: EQCO

Board of Trustees
Sam Zell (Chairman)	David A. Helfand	Kenneth Shea
James S. Corl	Peter Linneman (Lead Independent Trustee)	Gerald A. Spector
Martin L. Edelman	James L. Lozier, Jr.	James A. Star
Edward A. Glickman	Mary Jane Robertson

Senior Management
David A. Helfand	David S. Weinberg
President and Chief Executive Officer	Executive Vice President and
Chief Operating Officer

Adam S. Markman	Orrin S. Shifrin
Executive Vice President,	Executive Vice President,
Chief Financial Officer and Treasurer	General Counsel and Secretary

Equity Research Coverage (1)
Bank of America / Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
JMP Securities	Mitch Germain	(212) 906-3546	mgermain@jmpsecurities.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com

Debt Research Coverage (1)
J.P.Morgan	Mark Streeter	(212) 834-5086	mark.streeter@jpmorgan.com
Wells Fargo Securities	Thierry Perrein	(704) 410-3262	thierry.perrein@wellsfargo.com

Rating Agencies (1)
Moody's Investors Service	Lori Marks	(212) 553-1098	lori.marks@moodys.com
Standard & Poor's	Anita Ogbara	(212) 438-5077	anita.ogbara@standardandpoors.com

Certain terms are defined in the definitions section of this document.

(1)
Any opinions, estimates or forecasts regarding EQC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of EQC or its management. EQC does not by its reference to the analysts and agencies above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

KEY FINANCIAL DATA
(amounts in thousands, except per share data)

	As of and for the Three Months Ended
	12/31/2017		9/30/2017		6/30/2017		3/31/2017		12/31/2016
OPERATING INFORMATION
Ending property count (1)	16		20		21		28		33
Ending square footage (1)(2)	8,706		11,031		11,651		14,593		16,053
Percent leased (1)	91.9%		88.3%		88.4%		89.0%		91.1%
Total revenues	$71,623		$77,798		$91,599		$99,551		$103,546
Net (loss) income	(21,569)		33,224		(5,811)		23,822		12,260
Net (loss) income attributable to EQC common shareholders	(23,558)		31,215		(7,806)		21,817		10,263
NOI (3)	40,949		45,418		54,315		58,464		60,804
Cash Basis NOI (3)	38,364		40,772		49,476		52,939		55,963
Adjusted EBITDA (3)	37,309		41,325		48,374		50,758		52,461
NOI margin	57.2%		58.4%		59.3%		58.7%		58.7%
Cash Basis NOI margin	55.6%		55.7%		57.0%		56.3%		56.7%
FFO attributable to EQC common shareholders and unitholders (3)	24,048		26,989		31,103		33,273		28,077
Normalized FFO attributable to EQC common shareholders and unitholders(3)	22,632		24,023		27,141		29,459		29,601
SHARES OUTSTANDING AND PER SHARE DATA (4)
Shares Outstanding at End of Period
Common stock outstanding - basic (5)	124,218		124,089		124,089		124,064		123,994
Dilutive restricted share units ("RSU"s) and LTIP Units(4)	673		1,085		1,191		1,165		1,027
Dilutive Series D Convertible Preferred Shares Outstanding(6)	—		—		—		—		—
Preferred Stock Outstanding (6)	4,915		4,915		4,915		4,915		4,915
Weighted Average Shares Outstanding - GAAP
Basic (5)	124,293		124,089		124,067		124,047		125,021
Diluted (5)	124,293		125,175		124,067		125,150		126,048
Net (loss) income attributable to EQC common shareholders - basic	$(0.19)		$0.25		$(0.06)		$0.18		$0.08
Net (loss) income attributable to EQC common shareholders - diluted	(0.19)		0.25		(0.06)		0.17		0.08
Normalized FFO(3) attributable to EQC common shareholders and unitholders - diluted	0.18		0.19		0.22		0.24		0.23
BALANCE SHEET
Total assets	$4,236,945		$4,260,289		$4,491,116		$4,518,756		$4,526,075
Total liabilities	936,450		935,590		1,204,655		1,232,231		1,265,628
ENTERPRISE VALUE
Total debt (book value)	$848,578		$850,576		$1,100,355		$1,141,628		$1,141,667
Less: Cash and cash equivalents	(2,351,693)		(2,233,077)		(1,967,549)		(1,888,537)		(2,094,674)
Plus: Market value of preferred shares (at end of period)	129,462		130,892		127,992		125,632		125,731
Plus: Market value of diluted common shares (at end of period)	3,810,414		3,805,309		3,958,870		3,909,662		3,780,649
Total enterprise value	$2,436,761		$2,553,700		$3,219,668		$3,288,385		$2,953,373
RATIOS
Net debt / enterprise value	(61.7)%		(54.1)%		(26.9)%		(22.7)%		(32.3)%
Net debt / annualized adjusted EBITDA (3)	(10.1	)x	(8.4	)x	(4.5	)x	(3.7	)x	(4.5	)x
Adjusted EBITDA (3) / interest expense	3.5	x	3.6	x	3.3	x	3.4	x	2.7	x

(1)	Excludes properties classified as held for sale.
(2)	Changes in total square footage result from property dispositions, reclassifications, and remeasurement.
(3)	Non-GAAP financial measures are defined and reconciled to the most directly comparable GAAP measure, herein.
(4)
Restricted share units ("RSU"s) and LTIP Units are equity awards that contain both service and market-based vesting components. Refer to the schedule of Common & Potential Common Shares for information regarding RSUs and LTIP Units and their impact on weighted average shares outstanding.

(5)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our common shares outstanding.
(6)
As of December 31, 2017, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 common shares. Given this conversion ratio relative to our current common stock price, we exclude these shares from dilutive shares outstanding on December 31, 2017. Refer to the schedule of Common & Potential Common Shares for information regarding the series D preferred shares and their impact on dilutive weighted average shares outstanding for EPS, FFO per share and Normalized FFO per share.

CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share data)

	December 31, 2017	December 31, 2016
ASSETS
Real estate properties:
Land	$191,775	$286,186
Buildings and improvements	1,555,836	2,570,704
	1,747,611	2,856,890
Accumulated depreciation	(450,718)	(755,255)
	1,296,893	2,101,635
Properties held for sale	97,688	—
Acquired real estate leases, net	23,847	48,281
Cash and cash equivalents	2,351,693	2,094,674
Marketable securities	276,928	—
Restricted cash	8,897	6,532
Rents receivable, net of allowance for doubtful accounts of $4,771 and $5,105, respectively	93,436	152,031
Other assets, net	87,563	122,922
Total assets	$4,236,945	$4,526,075

LIABILITIES AND EQUITY
Revolving credit facility	$—	$—
Senior unsecured debt, net	815,984	1,063,950
Mortgage notes payable, net	32,594	77,717
Liabilities related to properties held for sale	1,840	—
Accounts payable and accrued expenses	69,220	95,395
Assumed real estate lease obligations, net	1,001	1,946
Rent collected in advance	11,076	18,460
Security deposits	4,735	8,160
Total liabilities	$936,450	$1,265,628

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized;
Series D preferred shares; 6 1/2% cumulative convertible; 4,915,196 shares issued and outstanding, aggregate liquidation preference of $122,880	$119,263	$119,263
Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 124,217,616 and 123,994,465 shares issued and outstanding, respectively	1,242	1,240
Additional paid in capital	4,380,313	4,363,177
Cumulative net income	2,596,259	2,566,603
Cumulative other comprehensive loss	(95)	(208)
Cumulative common distributions	(3,111,868)	(3,111,868)
Cumulative preferred distributions	(685,748)	(677,760)
Total shareholders' equity	3,299,366	3,260,447
Noncontrolling interest	1,129	—
Total equity	$3,300,495	$3,260,447
Total liabilities and equity	$4,236,945	$4,526,075

ADDITIONAL BALANCE SHEET INFORMATION
(amounts in thousands)

	December 31, 2017	December 31, 2016
Additional Balance Sheet Information

Straight-line rents receivable, net of allowance for doubtful accounts	$87,190	$141,637
Accounts receivable, net of allowance for doubtful accounts	6,246	10,394
Rents receivable, net of allowance for doubtful accounts	$93,436	$152,031

Capitalized lease incentives, net	$6,508	$7,664
Deferred financing fees, net	1,749	3,365
Deferred leasing costs, net	63,539	92,623
Other	15,767	19,270
Other assets, net	$87,563	$122,922

Accounts payable	$5,175	$5,159
Accrued interest	7,517	15,265
Accrued taxes	28,015	26,819
Accrued capital expenditures	7,168	11,138
Accrued leasing costs	3,630	10,828
Other accrued liabilities	17,715	26,186
Accounts payable and accrued expenses	$69,220	$95,395

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Revenues:
Rental income	$54,672	$84,726	$270,320	$409,071
Tenant reimbursements and other income	16,951	18,820	70,251	91,609
Total revenues	$71,623	$103,546	$340,571	$500,680

Expenses:
Operating expenses	$30,674	$42,742	$141,425	$200,706
Depreciation and amortization	18,738	29,040	90,708	131,806
General and administrative	12,033	11,490	47,760	50,256
Loss on asset impairment	—	14,740	19,714	58,476
Total expenses	$61,445	$98,012	$299,607	$441,244

Operating income	$10,178	$5,534	$40,964	$59,436

Interest and other income	8,393	3,147	26,380	10,331
Interest expense (including net amortization of debt discounts, premiums and deferred financing fees of $789, $845, $3,135 and $3,725, respectively)	(10,796)	(19,255)	(52,183)	(84,329)
Loss on early extinguishment of debt	(227)	(2,562)	(493)	(2,680)
Foreign currency exchange loss	—	—	—	(5)
(Loss) gain on sale of properties, net	(29,172)	25,676	15,498	250,886
(Loss) income before income taxes	(21,624)	12,540	30,166	233,639
Income tax benefit (expense)	55	(280)	(500)	(745)
Net (loss) income	$(21,569)	$12,260	$29,666	$232,894
Net loss (income) attributable to noncontrolling interest	8	—	(10)	—
Net (loss) income attributable to Equity Commonwealth	(21,561)	12,260	29,656	232,894
Preferred distributions	(1,997)	(1,997)	(7,988)	(17,956)
Excess fair value of consideration paid over carrying value of preferred shares (1)	—	—	—	(9,609)
Net (loss) income attributable to Equity Commonwealth common shareholders	$(23,558)	$10,263	$21,668	$205,329

Weighted average common shares outstanding — basic (2)	124,293	125,021	124,125	125,474
Weighted average common shares outstanding — diluted (2)	124,293	126,048	125,129	126,768

Earnings per common share attributable to Equity Commonwealth common shareholders:
Basic	$(0.19)	$0.08	$0.17	$1.64
Diluted	$(0.19)	$0.08	$0.17	$1.62

(1)
On May 15, 2016, we redeemed all of our 11,000,000 outstanding series E preferred shares at a price of $25.00 per share, for a total of $275.0 million, plus any accrued and unpaid dividends. The redemption payment occurred on May 16, 2016 (the first business day following the redemption date). We recorded $9.6 million related to the excess fair value of consideration paid over the carrying value of the preferred shares as a reduction to net income attributable to Equity Commonwealth common shareholders for the year ended December 31, 2016.

(2)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(amounts in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Calculation of Same Property NOI and Same Property Cash Basis NOI:
Rental income	$54,672	$84,726	$270,320	$409,071
Tenant reimbursements and other income	16,951	18,820	70,251	91,609
Operating expenses	(30,674)	(42,742)	(141,425)	(200,706)
NOI	$40,949	$60,804	$199,146	$299,974
Straight line rent adjustments	(1,938)	(1,699)	(14,425)	(14,083)
Lease value amortization	295	661	1,774	6,531
Lease termination fees	(942)	(3,803)	(4,944)	(23,372)
Cash Basis NOI	$38,364	$55,963	$181,551	$269,050
Cash Basis NOI from non-same properties (1)	(4,719)	(22,045)	(51,067)	(133,058)
Same Property Cash Basis NOI	$33,645	$33,918	$130,484	$135,992
Non-cash rental income and lease termination fees from same properties	2,778	2,875	17,340	10,700
Same Property NOI	$36,423	$36,793	$147,824	$146,692

Reconciliation of Same Property NOI to GAAP Operating Income:
Same Property NOI	$36,423	$36,793	$147,824	$146,692
Non-cash rental income and termination fees from same properties	(2,778)	(2,875)	(17,340)	(10,700)
Same Property Cash Basis NOI	$33,645	$33,918	$130,484	$135,992
Cash Basis NOI from non-same properties (1)	4,719	22,045	51,067	133,058
Cash Basis NOI	$38,364	$55,963	$181,551	$269,050
Straight line rent adjustments	1,938	1,699	14,425	14,083
Lease value amortization	(295)	(661)	(1,774)	(6,531)
Lease termination fees	942	3,803	4,944	23,372
NOI	$40,949	$60,804	$199,146	$299,974
Depreciation and amortization	(18,738)	(29,040)	(90,708)	(131,806)
General and administrative	(12,033)	(11,490)	(47,760)	(50,256)
Loss on asset impairment	—	(14,740)	(19,714)	(58,476)
Operating Income	$10,178	$5,534	$40,964	$59,436

(1)	Cash Basis NOI from non-same properties for all periods presented includes the operations of properties disposed or classified as held for sale and land parcels.

SAME PROPERTY RESULTS OF OPERATIONS
(dollars and square feet in thousands)

	As of and for the Three Months Ended December 31,			As of and for the Year Ended December 31,
	2017	2016	% Change	2017	2016	% Change
Properties	16	16		16	16
Square Feet (1)	8,706	8,639		8,706	8,639
% Leased	91.9%	93.3%	(1.4)%	91.9%	93.3%	(1.4)%
% Commenced	89.2%	90.5%	(1.3)%	89.2%	90.5%	(1.3)%

Rental income	$43,492	$44,275	(1.8)%	$169,116	$171,597	(1.4)%
Tenant reimbursements and other income	15,765	15,213	3.6%	62,999	60,313	4.5%
Straight line rent adjustment	2,094	1,750		15,030	10,301
Lease value amortization	(258)	(379)		(1,025)	(1,599)
Lease termination fees	942	1,504		3,335	1,998
Total revenue	62,035	62,363	(0.5)%	249,455	242,610	2.8%
Operating expenses	(25,612)	(25,570)	0.2%	(101,631)	(95,918)	6.0%
NOI	$36,423	36,793	(1.0)%	147,824	146,692	0.8%
NOI Margin	58.7%	59.0%		59.3%	60.5%

Straight line rent adjustment	(2,094)	(1,750)		(15,030)	(10,301)
Lease value amortization	258	379		1,025	1,599
Lease termination fees	(942)	(1,504)		(3,335)	(1,998)
Cash Basis NOI	33,645	33,918	(0.8)%	130,484	135,992	(4.1)%
Cash Basis NOI Margin	56.8%	57.0%		56.2%	58.6%

(1)	The change in total square footage results from remeasurement.

CALCULATION OF EBITDA AND ADJUSTED EBITDA
(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Net (loss) income	$(21,569)	$12,260	$29,666	$232,894
Interest expense	10,796	19,255	52,183	84,329
Income tax (benefit) expense	(55)	280	500	745
Depreciation and amortization	18,738	29,040	90,708	131,806
EBITDA	$7,910	$60,835	$173,057	$449,774
Loss on asset impairment	—	14,740	19,714	58,476
Loss on early extinguishment of debt	227	2,562	493	2,680
Transition-related expenses (1)	—	—	—	999
Loss (gain) on sale of properties, net	29,172	(25,676)	(15,498)	(250,886)
Foreign currency exchange loss	—	—	—	5
Adjusted EBITDA	$37,309	$52,461	$177,766	$261,048

(1)
Transition related expenses are primarily related to the shareholder-approved liability for the reimbursement of expenses incurred by Related/Corvex beginning in February 2013 in connection with their consent solicitations to remove the former Trustees, elect the new Board of Trustees and engage in related litigation. No transition related expenses were incurred during 2017. There is no future obligation to pay any amounts to Related/Corvex under the shareholder-approved agreement.

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO
(amounts in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2017	2016	2017	2016
Calculation of FFO
Net (loss) income	$(21,569)	$12,260	$29,666	$232,894
Real estate depreciation and amortization	18,442	28,750	89,519	130,765
Loss on asset impairment	—	14,740	19,714	58,476
Loss (gain) on sale of properties, net	29,172	(25,676)	(15,498)	(250,886)
FFO attributable to Equity Commonwealth	26,045	30,074	123,401	171,249
Preferred distributions	(1,997)	(1,997)	(7,988)	(17,956)
Excess fair value of consideration paid over carrying value of preferred shares (1)	—	—	—	(9,609)
FFO attributable to EQC common shareholders and unitholders	$24,048	$28,077	$115,413	$143,684

Calculation of Normalized FFO
FFO attributable to EQC common shareholders and unitholders	$24,048	$28,077	$115,413	$143,684
Lease value amortization	295	661	1,774	6,531
Straight line rent adjustments	(1,938)	(1,699)	(14,425)	(14,083)
Loss on early extinguishment of debt	227	2,562	493	2,680
Transition-related expenses (2)	—	—	—	999
Foreign currency exchange loss	—	—	—	5
Excess fair value of consideration paid over carrying value of preferred shares (1)	—	—	—	9,609
Normalized FFO attributable to EQC common shareholders and unitholders	$22,632	$29,601	$103,255	$149,425

Weighted average common shares and units outstanding -- basic (3)	124,336	125,021	124,163	125,474
Weighted average common shares and units outstanding -- diluted (3)	124,932	126,048	125,129	126,768
FFO attributable to EQC common shareholders and unitholders per share and unit -- basic	$0.19	$0.22	$0.93	$1.15
FFO attributable to EQC common shareholders and unitholders per share and unit -- diluted	$0.19	$0.22	$0.92	$1.13
Normalized FFO attributable to EQC common shareholders and unitholders per share and unit -- basic	$0.18	$0.24	$0.83	$1.19
Normalized FFO attributable to EQC common shareholders and unitholders per share and unit -- diluted	$0.18	$0.23	$0.83	$1.18

(1)
On May 15, 2016, we redeemed all of our 11,000,000 outstanding series E preferred shares at a price of $25.00 per share, for a total of $275.0 million, plus any accrued and unpaid dividends. The redemption payment occurred on May 16, 2016 (the first business day following the redemption date). We recorded $9.6 million related to the excess fair value of consideration paid over the carrying value of the preferred shares as a reduction to net income attributable to Equity Commonwealth common shareholders for the year ended December 31, 2016.

(2)
Transition related expenses are primarily related to the shareholder-approved liability for the reimbursement of expenses incurred by Related/Corvex beginning in February 2013 in connection with their consent solicitations to remove the former Trustees, elect the new Board of Trustees and engage in related litigation. No transition related expenses were incurred during 2017. There is no future obligation to pay any amounts to Related/Corvex under the shareholder-approved agreement.

(3)
Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic for the three months and year ended December 31, 2017 include 43 and 38 LTIP Units, respectively, that are excluded from the calculation of basic earnings per common share attributable to Equity Commonwealth common shareholders (only). Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares and units outstanding.

DEBT SUMMARY
As of December 31, 2017
(dollars in thousands)

	Interest Rate	Principal Balance	Maturity Date	Open at Par Date	Due at Maturity	Years to Maturity
Unsecured Debt:
Unsecured Floating Rate Debt:(1)
Revolving credit facility (LIBOR + 105 bps) (2)	2.61%	$—	1/28/2019	Open	$—	1.1
Term loan (LIBOR + 115 bps) (3)	2.71%	200,000	1/28/2020	Open	200,000	2.1
Term loan (LIBOR + 155 bps) (3)	3.11%	200,000	1/28/2022	Open	200,000	4.1
Total / weighted average unsecured floating rate debt	2.91%	$400,000			$400,000	3.1

Unsecured Fixed Rate Debt:
5.875% Senior Unsecured Notes Due 2020	5.88%	$250,000	9/15/2020	3/15/2020	$250,000	2.7
5.75% Senior Unsecured Notes Due 2042 (4)	5.75%	175,000	8/1/2042	Open	175,000	24.6
Total / weighted average unsecured fixed rate debt	5.82%	$425,000			$425,000	11.7

Secured Debt:
Secured Fixed Rate Debt:
206 East 9th Street	5.69%	$26,536	1/5/2021	7/5/2020	$24,836	3.0
97 Newberry Road	5.71%	5,404	3/1/2026	None	—	8.2
Total / weighted average secured fixed rate debt	5.69%	$31,940			$24,836	3.9

Total / weighted average (5)	4.46%	$856,940			$849,836	7.4

(1)
In November 2017, Moody's Investor Services upgraded our senior unsecured debt rating to Baa2 from Baa3, which reduced the spreads and facility fee on our revolving credit facility by 20 basis points and 5 basis points, respectively, and reduced the spreads on our 5-year and 7-year term loans by 25 basis points. The reduced spreads were effective December 1, 2017.

(2)
Represents amounts outstanding on EQC's $750,000 revolving credit facility as of December 31, 2017. The interest rate presented is as of December 31, 2017, and equals LIBOR plus 1.05%. We also pay a 20 basis point facility fee annually. The spread over LIBOR and the facility fee vary depending upon EQC's credit rating.

(3)
Represents amounts outstanding on EQC's term loans as of December 31, 2017. The interest rate presented is as of December 31, 2017, and equals LIBOR plus 1.15% for the loan maturing on January 28, 2020, and LIBOR plus 1.55% for the loan maturing January 28, 2022. The spreads over LIBOR vary depending upon EQC's credit rating. We entered into a $400.0 million interest rate cap with coverage effective April 1, 2016 that caps LIBOR at 2.5% until March 1, 2019.

(4)
On January 30, 2018, we delivered notice of our intent to redeem at par our $175 million 5.75% senior unsecured notes due 2042 on March 7, 2018. The notes will be redeemed for cash at a price equal to 100% of the principal amount of the notes plus any accrued and unpaid interest up to, but excluding, the redemption date.

(5)
Total debt outstanding as of December 31, 2017, including net unamortized premiums, discounts, and deferred financing fees was $848,578. Net unamortized deferred financing fees related to our revolving credit facility of $1,749 are included in other assets, net on our condensed consolidated balance sheets as of December 31, 2017.

DEBT MATURITY SCHEDULE
(dollars in thousands)

Scheduled Principal Payments During Period
Year	Unsecured Floating Rate Debt (1)		Unsecured Fixed Rate Debt		Secured Fixed Rate Debt	Total		Weighted Average Interest Rate
2018	$—		$—		$1,063	$1,063		5.7%
2019	—		—		1,126	1,126		5.7%
2020	200,000	(2)	250,000		1,189	451,189		4.5%
2021	—		—		25,463	25,463		5.7%
2022	200,000	(2)	—		663	200,663		3.1%
2023	—		—		702	702		5.7%
2024	—		—		743	743		5.7%
2025	—		—		787	787		5.7%
2026	—		—		204	204		5.7%
2027	—		—		—	—		—%
Thereafter	—		175,000	(3)	—	175,000		5.8%
Total	$400,000		$425,000		$31,940	$856,940	(4)	4.5%

Percent	46.7%		49.6%		3.7%	100.0%

(1)
In November 2017, Moody's Investor Services upgraded our senior unsecured debt rating to Baa2 from Baa3, which reduced the spreads and facility fee on our revolving credit facility by 20 basis points and 5 basis points, respectively, and reduced the spreads on our 5-year and 7-year term loans by 25 basis points. The reduced spreads were effective December 1, 2017.

(2)
Represents amounts outstanding on EQC's term loans as of December 31, 2017. The interest rate presented is as of December 31, 2017, and equals LIBOR plus 1.15% for the loan maturing on January 28, 2020, and LIBOR plus 1.55% for the loan maturing January 28, 2022. The spreads over LIBOR vary depending upon EQC's credit rating. We entered into a $400.0 million interest rate cap with coverage effective April 1, 2016 that caps LIBOR at 2.5% until March 1, 2019.

(3)
On January 30, 2018, we delivered notice of our intent to redeem at par our $175 million 5.75% senior unsecured notes due 2042 on March 7, 2018. The notes will be redeemed for cash at a price equal to 100% of the principal amount of the notes plus any accrued and unpaid interest up to, but excluding, the redemption date.

(4)
Total debt outstanding as of December 31, 2017, including net unamortized premiums, discounts, and deferred financing fees was $848,578. Net unamortized deferred financing fees related to our revolving credit facility of $1,749 are included in other assets, net on our condensed consolidated balance sheets as of December 31, 2017.

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS
(dollars in thousands)

	As of and for the Three Months Ended
	12/31/2017		9/30/2017		6/30/2017		3/31/2017		12/31/2016
Leverage Ratios
Total debt / total assets	20.0%		20.0%		24.5%		25.3%		25.2%
Total debt / total market capitalization	17.7%		17.8%		21.2%		22.1%		22.6%
Total debt + preferred stock / total market capitalization	20.4%		20.5%		23.7%		24.5%		25.1%
Total debt / annualized adjusted EBITDA (1)	5.7	x	5.1	x	5.7	x	5.6	x	5.4	x
Total debt + preferred stock / annualized adjusted EBITDA (1)	6.6	x	5.9	x	6.3	x	6.2	x	6.0	x
Net debt / enterprise value	(61.7)%		(54.1)%		(26.9)%		(22.7)%		(32.3)%
Net debt + preferred stock / enterprise value	(56.4)%		(49.0)%		(23.0)%		(18.9)%		(28.0)%
Net debt / annualized adjusted EBITDA (1)	(10.1	)x	(8.4	)x	(4.5	)x	(3.7	)x	(4.5	)x
Net debt + preferred stock / annualized adjusted EBITDA (1)	(9.2	)x	(7.6	)x	(3.8	)x	(3.1	)x	(3.9	)x
Secured debt / total assets	0.8%		0.8%		0.8%		1.7%		1.7%
Variable rate debt (2) / total debt	47.1%		47.0%		36.4%		35.0%		35.0%
Variable rate debt (2) / total assets	9.4%		9.4%		8.9%		8.9%		8.8%

Coverage Ratios
Adjusted EBITDA (1) / interest expense	3.5	x	3.6	x	3.3	x	3.4	x	2.7	x
Adjusted EBITDA (1) / interest expense + preferred distributions	2.9	x	3.1	x	2.9	x	3.0	x	2.5	x

Public Debt Covenants
Debt / adjusted total assets (3) (maximum 60%)	18.2%		18.0%		22.1%		22.3%		21.9%
Secured debt / adjusted total assets (3) (maximum 40%)	0.7%		0.7%		0.7%		1.5%		1.5%
Consolidated income available for debt service / debt service (minimum 1.5x)	3.3	x	3.5	x	3.1	x	3.2	x	3.3	x
Total unencumbered assets (3) / unsecured debt (minimum 150% / 200%)	553.0%		567.1%		459.7%		468.3%		475.9%

(1)	Refer to the Calculation of EBITDA and Adjusted EBITDA for a reconciliation of these measures to Net income.
(2)	We entered into a $400.0 million interest rate cap with coverage effective April 1, 2016 that caps LIBOR at 2.5% until March 1, 2019.
(3)
Adjusted total assets and total unencumbered assets includes original cost of real estate assets plus capital improvements, both calculated in accordance with GAAP, and excludes depreciation and amortization, accounts receivable, other intangible assets and impairment write downs, if any.

ACQUISITIONS AND DISPOSITIONS
(dollars in thousands)

Acquisitions
None

Dispositions
Property/Portfolio	City	State	No. of Properties	Sq. Feet (1)	% Leased(1)	Gross Sales Price		Net Book Value (1)	Annualized Rental Revenue (1)
111 Market Place	Baltimore	MD	1	589,380	95.4%	$60,100	(2)	$44,199	$12,583
Seton Center	Austin	TX	2	237,824	95.6%	52,450		27,141	6,295
Cabot Business Park Land	Mansfield	MA	—	—	—%	575		575	—
Total Q1 Dispositions			3	827,204	95.4%	$113,125		$71,915	$18,878

Parkshore Plaza	Folsom	CA	1	271,072	73.1%	$40,000		$38,494	$4,280
25 S. Charles Street	Baltimore	MD	1	359,254	94.2%	24,500		23,335	8,746
802 Delaware Avenue	Wilmington	DE	1	240,780	100.0%	34,000		18,997	4,291
Total Q2 Dispositions			3	871,106	89.2%	$98,500		$80,826	$17,317

1500 Market Street	Philadelphia	PA	1	1,759,193	91.2%	$328,000		$220,215	$39,321
Five Property Portfolio (3)	Multiple		5	1,002,095	92.1%	84,000		80,625	14,306
6600 North Military Trail	Boca Raton	FL	1	639,825	100.0%	132,050		124,713	16,994
Total Q3 Dispositions			7	3,401,113	93.1%	$544,050		$425,553	$70,621

Pittsburgh Portfolio (4)	Pittsburgh	PA	2	1,182,443	75.6%	$71,000		$100,997	$17,842
789 East Eisenhower Parkway (5)	Ann Arbor	MI	—	130,961	100.0%	24,942		19,702	4,341
33 Stiles Lane	North Haven	CT	1	175,301	25.1%	10,500		7,304	328
625 Crane Street (Land)	Aurora	IL	—	—	—%	307		—	—
Mineral Rights	Fort Worth	TX	—	—	—%	200		—	—
Total Q4 Dispositions			3	1,488,705	71.8%	$106,949		$128,003	$22,511

Total Disposed Year-to-Date			16	6,588,128	88.1%	$862,624		$706,297	$129,327
The dispositions above resulted in a net (loss) gain on sale of properties of $(29.2) million and $15.5 million for the three months and year ended December 31, 2017, respectively.

(1)	As of the quarter-ended preceding each sale.
(2)	Proceeds from the sale of 111 Market Place were $44.1 million net of credits for contractual lease costs, capital and rent abatements.
(3)
The Five Property Portfolio consists of 820 W. Diamond (Maryland), Danac Stiles Business Park (Maryland), 2250 Pilot Knob Road (Minnesota), 411 Farwell Avenue (Minnesota), and 4700 Belleview Avenue (Missouri).

(4)	The Pittsburgh Portfolio consists of Cherrington Corporate Center and Foster Plaza.
(5)	We sold one building in a property containing two buildings.

TOP PROPERTIES BY ANNUALIZED RENTAL REVENUE
As of December 31, 2017
(sorted by annualized rental revenue, dollars in thousands)

Property		City	State	No. of Buildings	Sq. Feet	% Leased	% Comm-enced	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (1)
1	600 West Chicago Avenue(2)	Chicago	IL	2	1,561,477	99.2%	99.2%	$53,193	$401,062	$343,111	2011	2001
2	1735 Market Street	Philadelphia	PA	1	1,286,936	82.5%	68.4%	29,469	314,085	188,709	1998	1990
3	1225 Seventeenth Street	Denver	CO	1	695,221	83.3%	82.5%	21,738	159,200	128,107	2009	1982
4	333 108th Avenue NE	Bellevue	WA	1	440,565	100.0%	100.0%	21,114	153,562	124,095	2009	2008
5	8750 Bryn Mawr Avenue	Chicago	IL	2	636,078	95.2%	94.2%	17,260	98,340	80,998	2010	2005
6	Bridgepoint Square	Austin	TX	5	440,007	91.7%	86.5%	12,538	94,665	52,092	1997	1995
7	Research Park	Austin	TX	4	1,110,007	98.0%	98.0%	11,573	93,473	58,532	1998	1976
8	109 Brookline Avenue	Boston	MA	1	285,556	94.6%	94.6%	10,835	47,401	26,907	1995	1915
9	1250 H Street, NW	Washington	DC	1	196,490	93.1%	92.1%	9,511	74,411	43,421	1998	1992
10	1601 Dry Creek Drive	Longmont	CO	1	552,865	100.0%	100.0%	9,122	35,453	24,702	2004	1982
	Subtotal (10 properties)			19	7,205,202	93.4%	90.4%	$196,353	$1,471,652	$1,070,674
	All other properties (6 properties)			7	1,501,082	84.8%	83.4%	32,911	275,959	226,219
	Total (16 properties)			26	8,706,284	91.9%	89.2%	$229,264	$1,747,611	$1,296,893

	Same Property NOI & Cash Basis NOI Composition			Q4 2017 NOI	% of NOI	Q4 2017 Cash Basis NOI	% of Cash Basis NOI
	Top 10 Properties			$29,755	81.7%	$26,964	80.1%
	All other properties (6 properties)			6,668	18.3%	6,681	19.9%
	Total (16 properties)			$36,423	100.0%	$33,645	100.0%

(1)	Weighted based on square feet.
(2)
In January, the company entered into a contract to sell 600 West Chicago Avenue for a gross sale price of $510 million. Proceeds after credits for capital, contractual lease costs, and rent abatement are expected to be approximately $487 million.

LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Properties (1)	16	20	21	28	33
Total square feet (1)(2)	8,706	11,031	11,651	14,593	16,053
Percentage leased	91.9%	88.3%	88.4%	89.0%	91.1%

Total Leases
Square feet	248	273	448	331	1,411
Lease term (years)	11.5	7.5	6.8	11.8	10.3
Starting cash rent	$33.36	$33.49	$32.18	$32.69	$16.98
Percent change in cash rent (3)	6.8%	2.3%	10.7%	(4.9)%	7.3%
Percent change in GAAP rent (3)	19.0%	7.8%	17.6%	21.6%	20.2%
Total TI & LC per square foot (4)	$36.91	$40.37	$33.84	$28.88	$32.52
Total TI & LC per sq. ft. per year of lease term (4)	$3.20	$5.35	$4.94	$2.44	$3.16

Renewal Leases
Square feet	171	81	252	264	1,190
Lease term (years)	13.4	4.0	7.7	13.0	9.6
Starting cash rent	$33.06	$35.52	$33.07	$31.68	$13.89
Percent change in cash rent (3)	6.2%	3.7%	11.2%	(7.2)%	3.9%
Percent change in GAAP rent (3)	20.7%	10.9%	14.7%	22.8%	16.2%
Total TI & LC per square foot (4)	$33.67	$18.00	$31.56	$25.58	$21.14
Total TI & LC per sq. ft. per year of lease term (4)	$2.52	$4.51	$4.10	$1.97	$2.19

New Leases
Square feet	77	192	196	67	221
Lease term (years)	7.5	9.0	5.7	7.4	13.8
Starting cash rent	$34.02	$32.63	$31.03	$36.74	$33.61
Percent change in cash rent (3)	9.0%	1.5%	9.9%	8.4%	15.8%
Percent change in GAAP rent (3)	13.4%	6.4%	22.0%	15.8%	30.9%
Total TI & LC per square foot (4)	$44.06	$49.75	$36.76	$42.02	$93.85
Total TI & LC per sq. ft. per year of lease term (4)	$5.88	$5.51	$6.39	$5.70	$6.79

The above leasing summary is based on leases executed during the periods indicated, and excludes leasing activity for assets during the quarter in which the asset was sold or classified as held for sale.

(1)	Excludes properties classified as held for sale.
(2)	Changes in total square footage result from property dispositions, reclassifications, and remeasurement.
(3)
Percent change in GAAP and cash rent is a comparison of current rent (rent before deducting any initial period free rent), including tenant expense reimbursements, if any, to the rent, including tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. New leasing in suites vacant longer than 2 years was excluded from the calculation.

(4)	Includes tenant improvements (TI) and leasing commissions (LC).

SAME PROPERTY LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Properties	16	16	16	16	16
Total square feet (1)	8,706	8,716	8,696	8,637	8,639
Percentage leased	91.9%	91.5%	90.2%	89.9%	93.3%
Percentage commenced	89.2%	88.4%	87.9%	86.9%	90.5%

Total Leases
Square feet	248	237	400	72	1,364
Lease term (years)	11.5	8.1	6.9	6.7	10.5
Starting cash rent	$33.36	$35.14	$33.35	$43.98	$16.67
Percent change in cash rent (2)	6.8%	2.6%	11.5%	6.1%	7.7%
Percent change in GAAP rent (2)	19.0%	7.4%	18.5%	13.8%	21.0%
Total TI & LC per square foot (3)	$36.91	$43.60	$34.20	$36.58	$32.77
Total TI & LC per sq. ft. per year of lease term (3)	$3.20	$5.40	$4.94	$5.49	$3.13

Renewal Leases
Square feet	171	52	225	20	1,151
Lease term (years)	13.4	4.0	8.1	4.7	9.8
Starting cash rent	$33.06	$42.49	$34.59	$51.74	$13.49
Percent change in cash rent (2)	6.2%	5.5%	12.0%	2.8%	4.4%
Percent change in GAAP rent (2)	20.7%	9.7%	15.6%	10.7%	17.0%
Total TI & LC per square foot (3)	$33.67	$17.82	$32.86	$15.93	$21.40
Total TI & LC per sq. ft. per year of lease term (3)	$2.52	$4.47	$4.07	$3.39	$2.18

New Leases
Square feet	77	185	175	52	213
Lease term (years)	7.5	9.2	5.5	7.4	14.0
Starting cash rent	$34.02	$33.10	$31.75	$40.94	$33.87
Percent change in cash rent (2)	9.0%	1.6%	10.8%	8.4%	15.8%
Percent change in GAAP rent (2)	13.4%	6.5%	23.1%	15.8%	30.9%
Total TI & LC per square foot (3)	$44.06	$50.80	$35.93	$44.65	$94.27
Total TI & LC per sq. ft. per year of lease term (3)	$5.88	$5.52	$6.59	$6.00	$6.72

The above leasing summary is based on leases executed during the periods indicated.

(1)	Changes in total square footage result from remeasurement.
(2)
Percent change in GAAP and cash rent is a comparison of current rent (rent before deducting any initial period free rent), including tenant expense reimbursements, if any, to the rent, including tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. New leasing in suites vacant longer than 2 years was excluded from the calculation.

(3)	Includes tenant improvements (TI) and leasing commissions (LC).

CAPITAL SUMMARY
EXPENDITURES & LEASING COMMITMENTS
(dollars and square feet in thousands)

CAPITAL SUMMARY	Three Months Ended
EXPENDITURES	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Tenant improvements	$6,410	$3,015	$10,309	$9,427	$15,636
Leasing costs	3,408	3,070	4,978	4,617	11,663
Building improvements (1)	5,311	8,469	7,315	4,785	6,571
Total capital expenditures	$15,129	$14,554	$22,602	$18,829	$33,870

Average square feet during period (2)	10,282	12,722	14,818	15,639	16,382

Building improvements per average total sq. ft. during period	$0.52	$0.67	$0.49	$0.31	$0.40

CAPITAL SUMMARY	Three Months Ended
LEASING COMMITMENTS	December 31, 2017
	New Leases	Renewal Leases	Total
Rentable square feet leased during the period	77	171	248
Total TI & LC (3)	$3,393	$5,758	$9,151
Total TI & LC per rentable square foot (3)	$44.06	$33.67	$36.91
Weighted average lease term by square foot (years)	7.5	13.4	11.5
Total TI & LC per rentable square foot per year (3)	$5.88	$2.52	$3.20

(1)	Tenant-funded capital expenditures are excluded.
(2)	Average square feet during each period includes properties held for sale at the end of each period.
(3)	Includes tenant improvements (TI) and leasing commissions (LC).

TENANTS REPRESENTING 1.5% OR MORE OF ANNUALIZED RENTAL REVENUE
As of December 31, 2017
(square feet in thousands)

	Tenant(1)	Square Feet	% of Total Sq. Ft. (2)	% of Annualized Rental Revenue	Weighted Average Remaining Lease Term
1	Expedia, Inc.	427	5.3%	8.9%	2.1
2	Groupon, Inc. (3)	376	4.7%	5.3%	8.2
3	Flextronics International Ltd.	1,051	13.1%	4.6%	12.1
4	Echo Global Logistics, Inc.	223	2.8%	3.7%	9.8
5	Ballard Spahr LLP	219	2.7%	3.5%	12.2
6	RE/MAX Holdings, Inc.	248	3.1%	3.3%	10.4
7	Georgetown University (4)	240	3.0%	2.9%	1.8
8	West Corporation	336	4.2%	2.6%	11.2
9	Wm. Wrigley Jr. Company	150	1.9%	2.5%	1.5
10	Level 3 Communications, LLC	95	1.2%	1.8%	8.2
11	Jump Operations, LLC	113	1.4%	1.7%	3.1
12	Dana-Farber Cancer Institute, Inc.	77	1.0%	1.5%	7.0
13	Beth Israel Deaconess Medical Center, Inc.	109	1.4%	1.5%	5.9
	Total	3,664	45.8%	43.8%	8.4

(1)	Excludes tenants in properties classified as held for sale.
(2)
Square footage as of December 31, 2017 includes space subject to leases that have commenced, space being fitted out for occupancy pursuant to existing leases, and space which is leased but is not occupied or is being offered for sublease by tenants.

(3)	Groupon, Inc. statistics include 207,536 square feet that are sublet from Bankers Life and Casualty Company.
(4)
Georgetown University's leased space includes 111,600 square feet that are sublet to another tenant. During the fourth quarter of 2017, the other tenant committed to lease this space from us through September 30, 2037.

SAME PROPERTY LEASE EXPIRATION SCHEDULE
As of December 31, 2017
(dollars and sq. ft. in thousands)

Year	Number of Tenants Expiring	Leased Sq. Ft. Expiring (1)	% of Leased Sq. Ft. Expiring	Cumulative % of Leased Sq. Ft. Expiring	Annualized Rental Revenue Expiring (2)	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring

2018	44	375	4.7%	4.7%	$12,546	5.5%	5.5%
2019	53	804	10.0%	14.7%	28,413	12.4%	17.9%
2020	43	977	12.2%	26.9%	33,275	14.5%	32.4%
2021	42	579	7.2%	34.1%	18,505	8.1%	40.5%
2022	35	481	6.1%	40.2%	16,182	7.1%	47.6%
2023	37	525	6.6%	46.8%	17,746	7.7%	55.3%
2024	11	200	2.5%	49.3%	6,020	2.6%	57.9%
2025	12	273	3.4%	52.7%	8,029	3.5%	61.4%
2026	11	579	7.2%	59.9%	19,051	8.3%	69.7%
2027	12	456	5.7%	65.6%	16,603	7.2%	76.9%
Thereafter	40	2,756	34.4%	100.0%	52,894	23.1%	100.0%
Total	340	8,005	100.0%		$229,264	100.0%
Weighted average remaining
lease term (in years)		7.2			6.3

(1)
Square footage as of December 31, 2017 includes space subject to leases that have commenced, space being fitted out for occupancy pursuant to existing leases, and space which is leased but is not occupied or is being offered for sublease by tenants.

(2)	Excludes the Annualized Rental Revenue of space that is leased but not commenced.

PROPERTY DETAIL (1)
As of December 31, 2017
(sorted by geographic location, dollars in thousands)

Office Properties

	Property	City and State		No. of Bldgs.	Sq. Feet	% Leased	% Comm-enced	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
1	1225 Seventeenth Street	Denver	CO	1	695,221	83.3%	82.5%	$21,738	$159,200	$128,107	2009	1982
2	5073, 5075, & 5085 S. Syracuse Street	Denver	CO	1	248,493	100.0%	100.0%	7,601	63,610	52,323	2010	2007
3	1601 Dry Creek Drive	Longmont	CO	1	552,865	100.0%	100.0%	9,122	35,453	24,702	2004	1982
4	1250 H Street, NW	Washington	DC	1	196,490	93.1%	92.1%	9,511	74,411	43,421	1998	1992
5	Georgetown-Green and Harris Buildings	Washington	DC	2	240,475	100.0%	100.0%	6,710	60,023	52,522	2009	2006
6	600 West Chicago Avenue (3)	Chicago	IL	2	1,561,477	99.2%	99.2%	53,193	401,062	343,111	2011	2001
7	8750 Bryn Mawr Avenue	Chicago	IL	2	636,078	95.2%	94.2%	17,260	98,340	80,998	2010	2005
8	109 Brookline Avenue	Boston	MA	1	285,556	94.6%	94.6%	10,835	47,401	26,907	1995	1915
9	777 East Eisenhower Parkway	Ann Arbor	MI	1	290,388	39.7%	34.3%	2,511	35,148	29,327	2010	2006
10	1735 Market Street	Philadelphia	PA	1	1,286,936	82.5%	68.4%	29,469	314,085	188,709	1998	1990
11	206 East 9th Street	Austin	TX	1	175,510	78.3%	74.7%	6,061	50,479	44,310	2012	1984
12	Bridgepoint Square	Austin	TX	5	440,007	91.7%	86.5%	12,538	94,665	52,092	1997	1995
13	333 108th Avenue NE	Bellevue	WA	1	440,565	100.0%	100.0%	21,114	153,562	124,095	2009	2008
14	600 108th Avenue NE	Bellevue	WA	1	256,830	94.3%	94.3%	8,119	51,349	35,872	2004	2012
Subtotal Office Properties				21	7,306,891	90.7%	87.4%	$215,782	$1,638,788	$1,226,496	2006	1993

Industrial/Flex Properties
15	97 Newberry Road	East Windsor	CT	1	289,386	100.0%	100.0%	$1,909	$15,350	$11,865	2006	1989
16	Research Park	Austin	TX	4	1,110,007	98.0%	98.0%	11,573	93,473	58,532	1998	1976
Subtotal Industrial/Flex				5	1,399,393	98.4%	98.4%	$13,482	$108,823	$70,397	2000	1979

Total Same Properties				26	8,706,284	91.9%	89.2%	$229,264	$1,747,611	$1,296,893	2005	1991

Properties Held for Sale as of December 31, 2017
	Property	City and State		No. of Bldgs.	Sq. Feet	% Leased	% Comm-enced	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
17	1600 Market Street	Philadelphia	PA	1	825,968	84.7%	82.6%	$19,219	$138,130	$76,066	1998	1983

Total Held for Sale				1	825,968	84.7%	82.6%	$19,219	$138,130	$76,066	1998	1983

Total Portfolio				27	9,532,252	91.3%	88.6%	$248,483	$1,885,741	$1,372,959	2004	1990

(1)	Excludes properties disposed prior to January 1, 2017.
(2)	Weighted based on square feet.
(3)
In January, the company entered into a contract to sell 600 West Chicago Avenue for a gross sale price of $510 million. Proceeds after credits for capital, contractual lease costs, and rent abatement are expected to be approximately $487 million.

DISPOSED PROPERTY DETAIL
(dollars in thousands)

	Property	City and State/Country		No. of Bldgs.	Sq. Feet (1)	% Leased (1)	Annualized Rental Revenue (1)	Undepreciated Book Value (1)	Net Book Value (1)	Year Acquired (2)	Weighted Average Year Built or Substantially Renovated (2)
1	111 Market Place	Baltimore	MD	1	589,380	95.4%	$12,583	$71,555	$44,199	2003	1990

2	4515 Seton Center Parkway	Austin	TX	1	117,265	98.9%	3,650	23,130	13,381	1999	1996
3	4516 Seton Center Parkway	Austin	TX	1	120,559	92.3%	2,645	24,257	13,760	1999	1998
	Subtotal Seton Center			2	237,824	95.6%	$6,295	$47,387	$27,141	1999	1997

	Cabot Business Park Land	Mansfield	MA	—	—	—%	—	575	575	2003	—

	Total Q1 2017 Dispositions			3	827,204	95.4%	$18,878	$119,517	$71,915	2002	1992

4	Parkshore Plaza	Folsom	CA	4	271,072	73.1%	$4,280	$45,578	$38,494	2011	1999

5	25 S. Charles Street	Baltimore	MD	1	359,254	94.2%	8,746	37,218	23,335	2004	1972

6	802 Delaware Avenue	Wilmington	DE	1	240,780	100.0%	4,291	43,496	18,997	1998	1986

	Total Q2 2017 Dispositions			6	871,106	89.2%	$17,317	$126,292	$80,826	2005	1984

7	1500 Market Street	Philadelphia	PA	1	1,759,193	91.2%	$39,321	$312,448	$220,215	2002	1974

8	820 W. Diamond	Gaithersburg	MD	1	134,933	88.7%	3,156	32,651	19,283	1997	1995
9	Danac Stiles Business Park	Rockville	MD	3	276,637	86.1%	7,170	62,950	41,141	2004	2002
10	2250 Pilot Knob Road	Mendota Heights	MN	1	87,183	100.0%	931	6,309	3,298	1998	1995
11	411 Farwell Avenue	South St. Paul	MN	1	422,727	100.0%	1,907	15,597	11,298	2004	1970
12	4700 Belleview Avenue	Kansas City	MO	1	80,615	68.5%	1,142	7,004	5,605	2008	1986
	Subtotal Five Property Portfolio			7	1,002,095	92.1%	$14,306	$124,511	$80,625	2003	1986

13	6600 North Military Trail	Boca Raton	FL	3	639,825	100.0%	16,994	145,808	124,713	2011	2008

	Total Q3 2017 Dispositions			11	3,401,113	93.1%	$70,621	$582,767	$425,553	2004	1984

14	Cherrington Corporate Center	Moon Township	PA	7	454,700	64.2%	$5,966	$72,053	$47,812	1998; 1999	1997
15	Foster Plaza	Pittsburgh	PA	8	727,743	82.7%	11,876	76,599	53,185	2005	1993
	Subtotal Pittsburgh Portfolio			15	1,182,443	75.6%	$17,842	$148,652	$100,997	2003	1995

	789 East Eisenhower Parkway (3)	Ann Arbor	MI	1	130,961	100.0%	4,341	23,410	19,702	2010	2006

16	33 Stiles Lane	North Haven	CT	1	175,301	25.1%	328	9,736	7,304	2006	2002

	625 Crane Street (Land)	Aurora	IL	—	—	—%	—	—	—	2007	—

	Mineral Rights	Fort Worth	TX	—	—	—%	—	—	—	2003	—

	Total Q4 2017 Dispositions			17	1,488,705	71.8%	$22,511	$181,798	$128,003	2004	1996

	Total Disposed Year-to-Date			37	6,588,128	88.1%	$129,327	$1,010,374	$706,297	2004	1988

(1)	Statistics for disposed properties are presented as of or for the quarter-ended preceding each sale.
(2)	Weighted based on square feet.
(3)	We sold one building in a property containing two buildings.

COMMON & POTENTIAL COMMON SHARES
(share amounts in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
Weighted Average Share Calculation - GAAP EPS	2017	2016	2017	2016
Weighted average EQC common shares outstanding	123,270	124,136	123,182	124,578
Weighted average restricted shares outstanding (1)	1,023	885	943	896
Weighted average common shares outstanding - basic	124,293	125,021	124,125	125,474
Weighted average dilutive RSUs and LTIP Units(2)	—	1,027	1,004	1,294
Weighted average common shares outstanding - diluted	124,293	126,048	125,129	126,768

	Three Months Ended		Year Ended
	December 31,		December 31,
Weighted Average Share and Unit Calculation - FFO and Normalized FFO per share and unit	2017	2016	2017	2016
Weighted average EQC common shares outstanding	123,270	124,136	123,182	124,578
Weighted average restricted shares outstanding (1)	1,023	885	943	896
Weighted average time-based LTIP Units (2)(3)	43	—	38	—
Weighted average common shares and units outstanding - basic	124,336	125,021	124,163	125,474
Weighted average dilutive RSUs and market-based LTIP Units (2)	596	1,027	966	1,294
Weighted average common shares and units outstanding - diluted	124,932	126,048	125,129	126,768

Rollforward of Share Count to December 31, 2017	Series D Preferred Shares(4)	EQC Common Shares(5)
Outstanding on December 31, 2016	4,915	123,994
Issuance of restricted shares and shares earned from RSUs, net(6)	—	224
Outstanding on December 31, 2017	4,915	124,218
Series D preferred shares convertible into common shares on December 31, 2017(4)		2,363
Common shares issuable from RSUs and LTIP Units as measured on December 31, 2017(2)		673
Potential common shares as measured on December 31, 2017		127,254

(1)	Weighted average restricted shares outstanding includes earned RSUs.
(2)
As of December 31, 2017, we had granted RSUs and LTIP Units to certain employees, officers, and trustees. RSUs and LTIP Units contain service and market-based vesting components. If the market-based vesting component of these awards was measured as of December 31, 2017, and 2016, 673 and 1,027 common shares would be issued, respectively. These awards are anti-dilutive to GAAP EPS for the three months ended December 31, 2017, and are dilutive to all other periods and metrics presented.

(3)
Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic for the three and twelve months ended December 31, 2017 include 43 and 38 time-based LTIP Units, respectively, that are excluded from the calculation of basic earnings per common share attributable to Equity Commonwealth common shareholders (only).

(4)
As of December 31, 2017, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 common shares. The series D preferred shares are anti-dilutive for GAAP EPS, FFO per common share and Normalized FFO per common share for all periods presented.

(5)	EQC common shares include unvested restricted shares and earned RSUs.
(6)	This amount is net of forfeitures and shares surrendered to satisfy statutory tax witholding obligations.

DEFINITIONS

Annualized Rental Revenue
Annualized Rental Revenue is annualized contractual rents from our tenants pursuant to leases which have commenced as of December 31, 2017, plus estimated recurring expense reimbursements; includes triple net lease rents and excludes lease value amortization, straight line rent adjustments, abated (“free”) rent periods and parking revenue. We calculate annualized rental revenue by aggregating the recurring billings outlined above for the most recent month during the quarter reported, adding abated rent, and multiplying the sum by 12 to provide an estimation of near-term potentially-recurring revenues. The annualized rental revenue of disposed properties is presented for the quarter-ended preceding each disposition.
Annualized rental revenue is a forward-looking non-GAAP measure. Annualized rental revenue cannot be reconciled to a comparable GAAP measure without unreasonable efforts, primarily due to the fact that it is calculated from the billings of tenants in the most recent month at the most recent rental rates during the quarter reported, whereas historical GAAP measures include billings from a potentially different group of tenants over multiple months at potentially different rental rates.
Building Improvements
Building improvements are expenditures to replace obsolete building components or extend the useful life of existing assets.
Consolidated Income Available for Debt Service
Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and certain items that we view as nonrecurring or impacting comparability from period to period, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
We calculate EBITDA as net income (loss) excluding 1) interest expense, 2) income tax expense, and 3) depreciation and amortization. Our calculation of Adjusted EBITDA differs from our calculation of EBITDA because we exclude certain items that we view as nonrecurring or impacting comparability from period to period. EBITDA and Adjusted EBITDA are supplemental non-GAAP financial measures.
We consider EBITDA and Adjusted EBITDA to be appropriate measures of our operating performance, along with net income (loss), net income (loss) attributable to EQC common shareholders, operating income (loss) and cash flow from operating activities. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss), net income (loss) attributable to EQC common shareholders, operating income (loss) or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders, operating income (loss) and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate EBITDA and Adjusted EBITDA differently than we do.
Annualized Adjusted EBITDA
Annualized Adjusted EBITDA is Adjusted EBITDA for the three months ended December 31, 2017 multiplied by four.
Enterprise Value
Enterprise value is net debt plus the market value of our preferred shares plus the market value of our common shares.
Funds from Operations (FFO) Attributable to EQC Common Shareholders and Unitholders and Normalized FFO Attributable to EQC Common Shareholders and Unitholders
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT). NAREIT defines FFO as net income (loss), calculated in accordance with GAAP, excluding real estate depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of depreciable real estate, and our portion of these items related to equity investees and noncontrolling interests.  Our calculation of Normalized FFO differs from NAREIT’s definition of FFO because we exclude certain items that we view as nonrecurring or impacting comparability from period to period.  FFO and Normalized FFO are supplemental non-GAAP financial measures. We consider FFO and Normalized FFO to be appropriate measures of operating performance for a REIT, along with net income (loss), net income (loss) attributable to Equity Commonwealth common shareholders, operating income (loss) and cash flow from operating activities.
We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs.  FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income (loss), net income (loss) attributable to Equity Commonwealth common shareholders, operating income (loss) or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures

DEFINITIONS

necessarily indicative of sufficient cash flow to fund all of our needs.  These measures should be considered in conjunction with net income (loss), net income (loss) attributable to Equity Commonwealth common shareholders, operating income (loss) and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows.  Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do.
Leasing Costs
Leasing costs are primarily costs such as leasing commissions ("LC"'s) and related legal expenses.
LTIP Units
LTIP Units are a class of beneficial interests in EQC Operating Trust (the "Operating Trust") that may be issued to employees, officers, or trustees of the Operating Trust, EQC, or their subsidiaries.
Net Debt
Net debt is total debt minus cash and cash equivalents.
Net Operating Income (NOI), Same Property NOI, Cash Basis NOI, and Same Property Cash Basis NOI
NOI is income from our real estate including lease termination fees received from tenants less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and corporate level expenses. Cash Basis NOI is NOI excluding the effects of straight line rent adjustments, lease value amortization, and lease termination fees. The quarter-to-date same property versions of these measures include the results of properties continuously owned from October 1, 2016 through December 31, 2017. The year-to-date same property versions of these measures include the results of properties continuously owned from January 1, 2016 through December 31, 2017. Land parcels and properties classified as held for sale within our condensed consolidated balance sheets are excluded from the same property versions of these measures.
We consider these supplemental non-GAAP financial measures to be appropriate supplemental measures to net income (loss) because they help to understand the operations of our properties. We use these measures internally to evaluate property level performance, and we believe that they provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. Cash Basis NOI is among the factors considered with respect to acquisition, disposition and financing decisions. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered as an alternative to net income (loss), net income (loss) attributable to Equity Commonwealth common shareholders, operating income (loss) or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to Equity Commonwealth common shareholders, operating income (loss) and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate these measures differently than we do.
Net Book Value
Net book value represents the carrying value of real estate properties after depreciation and amortization, purchase price allocations, and impairment write-downs, if any.
NOI Margin
NOI Margin is NOI (or the same property or cash basis derivations of NOI defined above) divided by the total revenues used to calculate NOI (or its derivation).
Percentage Commenced
Percentage commenced includes space subject to leases that have commenced, whether or not the tenant is in a free rent period.
Percentage Leased
Percentage leased includes space subject to leases that have commenced, space being fitted out for occupancy pursuant to existing leases, and space which is leased but not occupied or is being offered for sublease by tenants.
Same Properties
Our quarter-to-date same property portfolio is comprised of those properties continuously owned from October 1, 2016 through December 31, 2017. Our year-to-date same property portfolio is comprised of those properties continuously owned from January 1, 2016 through December 31, 2017. Land parcels and properties classified as held for sale within our condensed consolidated balance sheets are excluded.

DEFINITIONS

Tenant Improvements
Tenant improvements are capital expenditures to improve tenant spaces.
Total Debt
Total debt is the aggregate balance of the following line items on our condensed consolidated balance sheets: revolving credit facility, senior unsecured debt, net, and mortgage notes payable, net.
Undepreciated Book Value
Undepreciated book value represents the carrying value of real estate properties after purchase price allocations, and impairment write-downs, if any.